UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [	]

Check the appropriate box:

[ X ] Preliminary Proxy Statement

[	] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	] Definitive Proxy Statement
[	] Definitive Additional Materials
[	] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TRYX VENTURES CORP.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[	] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)

and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[	] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

TRYX VENTURES CORP.

Suite 314 – 837 West Hastings Street

Vancouver, British Columbia V6C 3N6

NOTICE OF ANNUAL AND SPECIAL MEETING

OF SHAREHOLDERS TO BE HELD ON

SEPTEMBER 26, 2005

TO THE HOLDERS OF COMMON SHARES OF TRYX VENTURES CORP.

The annual and special meeting of the shareholders of Tryx Ventures Corp. will be held at the offices of Clark Wilson LLP, 800 – 885 West Georgia Street, Vancouver, British Columbia, on September 26, 2005, at 10:00 a.m. local time, for the purposes of:

1.     to consider and, if thought fit, to approve an ordinary resolution to set the number of directors at five (5);

2.     to elect directors to hold office until the next annual general meeting of our company;

3.     to appoint an auditor for our company to hold office until the next annual general meeting of our company;

4.     to consider and approve an ordinary resolution authorizing our company to file a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia), and authorizing our company to alter our Articles to the extent necessary to ensure compliance with the Business Corporations Act (British Columbia) by adding to the face page thereof our company’s incorporation number;

5.     to consider and approve a special resolution removing the application of the Pre-Existing Company Provisions to our company, and altering the Notice of Articles of our company, subject to the filing of the Transition Application under the Business Corporations Act (British Columbia);

6.	to consider and approve a special resolution:
	(a)	increasing the maximum number of common shares that our company is authorized to issue from one hundred million (100,000,000) to an unlimited number of common shares without par value;
(b)

creating an unlimited number of Class A Preference shares without par value, issuable in one or more series, and authorizing the directors, by resolution, to alter the Articles of our company to determine the number of shares of that series that our company is authorized to issue, create an identifying name for the shares of that series, and attaching special rights or restrictions to the shares of that series;

	(c)	cancelling the one hundred million (100,000,000) Class “A” preferred shares with a par value of $1.00 each, of which none are outstanding; and
	(d)	altering the Notice of Articles of our company accordingly;

subject to the filing of the Transition Application under the Business Corporations Act (British Columbia);

7.     to consider and approve a special resolution deleting and cancelling our company’s existing Articles and creating and adopting the Articles set out in Appendix A to the accompanying Proxy Statement as the Articles of our company, subject to the filing of a Transition Application under the Business

Corporations Act (British Columbia), and subject also to the removal of the application of our company of the Pre-Existing Company Provisions;

8.	to consider and approve a special resolution:
(a) changing the name of our company from Tryx Ventures Corp. to MGN Technologies, Inc.
(b)

subdividing all of the issued and outstanding common shares without par value of which 6,004,700 shares are issued and outstanding into 33,025,850 Common shares issued and outstanding without par value, every 1 common share without par value being subdivided into 5.5 common shares without par value; and

(c) altering the Notice of Articles of our company, subject to the filing of the Transition Application under the Business Corporations Act (British Columbia);

9.     to consider and approve the acquisition of Ignition Technologies, Inc. in consideration for the issuance of 4,500,000 pre-split common shares of our company; and

10.  transacting any other business that may properly come before the meeting or any adjournment or adjournments thereof.

The record date for our annual and special meeting is September 1, 2005. Only shareholders of record at the close of business on September 1, 2005 are entitled to notice of, and to vote at, our annual and special meeting, and any adjournment or postponement of our annual and special meeting.

Our board of directors hopes that you will find it convenient to attend our annual and special meeting in person, but whether or not you attend, please mark, sign, date and return the enclosed Form of Proxy immediately to ensure that your common shares are represented at our annual and special meeting. Returning your proxy does not deprive you of the right to attend our annual and special meeting and vote your common shares in person.

PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors:
/s/ Alessandra Bordon
Alessandra Bordon
President, CEO and Treasurer

                                                                                                                               Dated: August 15, 2005

PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

OF TRYX VENTURES CORP.

SEPTEMBER 26, 2005

Tryx Ventures Corp.

Suite 314 – 837 West Hastings Street

Vancouver, British Columbia V6C 3N6

The accompanying Form of Proxy is solicited on behalf of the board of directors of Tryx Ventures Corp. to be used at our annual and special meeting to be held at the offices of Clark Wilson LLP, 800 – 885 West Georgia Street, Vancouver, British Columbia, on September 26, 2005, at 10:00 a.m. local time. This proxy statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to Shareholders on Form 10-KSB for the fiscal year ended March 31, 2005 are first being mailed to shareholders on or about September 5, 2005.

We will bear the expense of this solicitation. Certain of our directors, officers and employees may solicit the return of proxies by mail, telephone, facsimile or other similar means without additional compensation. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Pacific Corporate Trust Company, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual and special meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on September 1, 2005 are entitled to receive notice of, attend and vote at our annual and special meeting. As of August 2, 2005, there were 6,004,700 common shares in the capital of our company issued and outstanding owned by approximately 48 shareholders of record. We have no other voting securities outstanding. Each shareholder of record on September 1, 2005 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our annual and special meeting unless the holder of record is present in person or represented by proxy. A shareholder has the right to attend our annual and special meeting at the time and place set forth in the Notice of Annual and Special Meeting and to vote their shares directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder at our annual and special meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Pacific Corporate Trust Company., 10th Floor, 625 Howe Street, Vancouver, British Columbia V6C 3B8 (facsimile 604.689.8144). All shareholders are urged to complete, sign, date and promptly return the enclosed Form of Proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual and special meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that such proxies are received by our transfer agent at least 48 hours prior to the scheduled time of the annual and special meeting, or any adjournment thereof, or deposited with the Chair of the annual and special meeting on the day of the annual and special meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our board of directors set forth in this proxy statement, FOR the appointment of our independent auditors, Telford Sadovnick, P.L.L.C., CPA’s, FOR the approval of the Transition Application, FOR the approval of the removal of the Pre-Existing Company Provisions, FOR the special resolution authorizing the increase of the authorized capital, the creation of Class A preference shares and the cancellation of the hundred million (100,000,000) Class “A” preferred shares, FOR the special resolution cancelling the existing articles and adopting new articles, FOR the special resolution approving the name change of our company and the subdivision of the issued and outstanding common shares of our company on a 5.5 for 1 basis and FOR the approval of the acquisition of Ignition Technologies, Inc. If any other matters properly come before our annual and special meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR COMPANY AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this proxy statement as “beneficial shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of our company as the registered holders of common shares can be recognized and acted upon at our annual and special meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of our company. Such common shares will more likely be registered under the name of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at our annual and special meeting. The form of proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the enclosed Form of Proxy provided to registered shareholders by our company. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services (“ADP”) in the United States and ADP Investor Communications (“ADP IC”) in Canada. ADP and ADP IC typically apply a special sticker to proxy forms, mail those forms to the beneficial shareholders and ask beneficial shareholders to return the proxy forms to ADP for the United States and ADP IC for Canada. ADP and ADP IC then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at our annual and special meeting. A beneficial shareholder receiving an ADP proxy or an ADP IC proxy cannot use that proxy to vote common shares directly at our annual and special meeting - the proxy must be returned to ADP or ADP IC, as the case may be, well in advance of our annual and special meeting in order to have the common shares voted.

Although a beneficial shareholder may not be recognized directly at our annual and special meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our annual and special meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. Beneficial shareholders who wish to attend at our annual and special meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual and special meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our annual and special meeting and vote his or her common shares.

QUORUM

A quorum of shareholders is necessary to take action at our annual and special meeting. A minimum of two persons present in person or represented by proxy and holding at least one-tenth of the outstanding common shares as at September 1, 2005 will constitute a quorum for the transaction of business at our annual and special meeting. However, if a quorum is not present, the shareholders present at our annual and special meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual and special meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual and special meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL AND SPECIAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL AND SPECIAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (PACIFIC CORPORATE TRUST COMPANY) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual and special meeting in three ways:

1.	by delivering a written notice of revocation to the Secretary of our company;
2.	by submitting a duly executed proxy bearing a later date; or
3.	by attending our annual and special meeting and expressing the desire to vote your common shares in person (attendance at our annual and special meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to in this proxy statement are expressed in U.S. dollars.

PROPOSAL ONE – SETTING THE NUMBER OF DIRECTORS

The shareholders will be asked to pass an ordinary resolution to set the number of directors of our company at five (5).

PROPOSAL TWO - ELECTION OF DIRECTORS

The directors of our company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. In the absence of instructions to the contrary, the enclosed Form of Proxy will be voted for the nominees listed in the Form of Proxy, all of whom are presently members of our board of directors, except for Mark Jensen.

All of our current directors are standing for re-election at our annual and special meeting. Each director who is elected will serve until an annual meeting is held for the fiscal period ending March 31, 2006, until his or her successor has been elected and qualified, or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if our board of directors designates a substitute nominee, the persons named in the accompanying Form of Proxy will vote for the substitute nominee designated by our board of directors, unless a contrary instruction is given in the Form of Proxy.

Directors are elected by a plurality of votes cast in person or by proxy at our annual and special meeting. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below. All of the nominees are currently directors, except for Mark Jensen. The following information as of August 2, 2005, which has been provided by the individuals named, is submitted concerning the nominees named for election as directors:

Name	Age	Position with the Company	Date Position First Held
Alessandra Bordon	30	President, Chief Executive Officer, Treasurer and Director	Director, President, Chief Executive Officer, and Treasurer since November 4, 2003
Franco Perrotta	35	Director and Chief Financial Officer	Director since May 28, 2001, Chief Financial Officer since November 4, 2003
Michael Hu	31	Director	Director since March 7, 2003
Jeff Poloni	43	Director	Director since November 4, 2003
Mark Jensen	43	To be Nominated	To be Nominated

Alessandra Bordon, Director, President, Chief Executive Officer and Treasurer

Alessandra Bordon is a business person with experience in business development, sales, operations and marketing. Ms. Bordon has worked in corporate, government, software, not-for-profit and academia launching and building new business ventures.

Alessandra Bordon obtained her Bachelor of Arts degree (Communications) from Simon Fraser University in Burnaby, British Columbia in 2000. During her studies, Ms. Bordon completed various contract positions with the following organizations. Ms. Bordon worked with the federal government at Human Resources Development Canada - New Brunswick Region from January to April 1997 where her duties included communication planning, execution and media relations. From May to December 1997, she worked at the Certified General Accountants of British Columbia where her duties included event planning, media relations and internal and external communications work. From May to December 1999, Ms. Bordon worked at Incognito Software where her duties included high-tech marketing communications and niche media relations. From January to April 2000, she worked with FREDA Centre for Research where her duties included media relations which involved training of media spokespeople, crafting media relations programs manuals, press release creation and dissemination, securing and speaking at media interviews.

Ms. Bordon's current employment is with NUVO magazine. She began working for NUVO as the Director of Sales & Marketing in June 2000. Her duties involve business development as she manages and fosters current and new advertising relationships. She also manages the marketing activities of NUVO which involve designing and executing marketing initiatives to further generate advertising and subscription revenue through events, tradeshows and subscriber initiatives.

In addition to her Bachelor's Degree of Arts (Communications) which she obtained in 1998 from Simon Fraser University, Alessandra Bordon has a Diploma in Music from Vancouver Community College. Ms.

Bordon has sung professionally for eight years in various venues. Recently, her musical interests outside her business and employment life are limited to minor charity involvement during her personal time and involves no more than four hours per month during the last five years.

Ms. Bordon had no direct training or experience in minerals exploration or mining prior to joining our company. Since her appointment as President, Chief Executive Officer and Treasurer, Ms. Bordon has spent approximately 20% of her time working on the affairs of our company.

Franco Perrotta, Director and Chief Financial Officer

Franco Perrotta obtained his Bachelor of Education degree from the University of British Columbia in 1994 and has been employed as an elementary teacher in Langley, British Columbia, Canada since 1998. Mr. Perrotta had no direct training or experience in minerals exploration or mining prior to joining our company. In the past year, Mr. Perrotta has spent approximately 20% of his time working on the affairs of our company.

Michael Hu, Director

Michael Hu has been a director of Tasker Capital Corp., a company whose shares of common stock are quoted for trading on the over-the-counter bulletin board, since February 2, 1999. Mr. Hu is also a businessman in the food and beverage industry. He has been working at Ballyhigh Holdings Ltd. for more than ten years. Ballyhigh Holdings Ltd. is a restaurant operation, management and consultant company. During his time at Ballyhigh Holdings Ltd., it owned the Imperial, the Meridian and the Dynasty restaurants and provided management service for two other restaurants. Mr. Hu's position as beverage manager and his executive responsibilities ranged across new restaurant bar layout planning, wine list design, pricing strategies to management and operations. His extensive operational experience includes both alcohol and non-alcohol beverage sales, purchasing and inventory control. He developed and implemented strategic high-end wine sales initiatives that led to his improvements in sales and gross margins. Additionally, Mr. Hu oversaw staff training and equipment maintenance. Under his leadership, the division increased volume and generated revenues averaging $300,000 a year. Mr. Hu had no direct training or experience in minerals exploration or mining prior to joining our company. Mr. Hu will provide services to us on a part-time basis, as required for our business.

Jeff Poloni, Director

Jeff Poloni has been the President of Avant Garde Signs since 1991. Avant Garde Signs manufactures custom architectural signs and displays. Since 2002, Mr. Poloni has also been a director of Carmax Explorations Ltd., a company that is actively involved in exploration of mineral resources and listed on the TSX Venture Exchange. From 1980 to 1994, Mr. Poloni was President of Jeffco Holdings, a company which conducted contract exploration work in both North and South America for junior mining companies.

Mark Jensen

Mark Jensen has been the owner and President of DVRC, Inc. since 2000. Mr. Jensen provides marketing and sales engineering services to small and mid-size companies to assist with corporate growth. From 1990 to 1999 Mr. Jensen was a self-employed marketing and sales consulting providing marketing and sales engineering services to small and mid-size companies to assist with corporate growth. From 1987 to 1989 Mr. Jensen owned and operated West Seattle Nautilus Center, a small personal training center in Seattle. From 1985 to 1987 Mr. Jensen owned and operated Bodyworld Fitness Center, a body building gym in Seattle. Mr. Jensen received a Bachelor of Arts degree in communication from the Washington State University in 1984.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL TWO.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended March 31, 2005, our board of directors held no meetings and acted approximately five (5) times by written consent. The meetings were attended by all of our directors either in person or by teleconference. In addition, our independent directors meet regularly following most directors’ meetings. During the fiscal year ended March 31, 2005, our independent directors held no meetings, and attended such meetings either in person or by teleconference.

For the year ended March 31, 2005 our only standing committee of the board of directors was our audit committee.

Audit Committee

Currently our audit committee consists of our entire board of directors. We currently do not have nominating, compensation committees or committees performing similar functions. There has not been any defined policy or procedure requirements for shareholders to submit recommendations or nomination for directors.

During fiscal 2005, there were no meetings held by this Committee. The business of the Audit Committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the Audit Committee.

Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date.

DIRECTOR COMMUNICATIONS

Shareholders may contact any of our directors, including any committee of the board of directors or the entire board of directors, by writing to “The Board of Directors of Tryx Ventures Corp.”, c/o Tryx Ventures Corp., Suite 314 – 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of our directors or executive officers, no nominee for election as a director of our company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of shares or otherwise, in any matter to be acted upon at the annual and special meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described under the heading “Executive Compensation”, since the beginning of the fiscal year ended March 31, 2005, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of the following persons had, or is to have, a direct or indirect material interest: a director or executive officer of our company; a nominee for election as a director of our company; a beneficial owner of more than five percent of the outstanding shares of our common stock; or any member of the immediate family of any such person.

EXECUTIVE OFFICERS

As of August 2, 2005, we had three (3) executive officers, as follows:

Name and Age of Executive Officers	Position with Our Company and Work History
Alessandra Bordon Age: 29

President, Chief Executive Officer, Treasurer and director of our company since November 7, 2003

Alessandra Bordon has been our President, Chief Executive Officer, Treasurer and a director of our company since November 7, 2003.

Mauro Baessato Age: 51	Secretary of our company since May 28, 2001 Mauro Baessato has been our Secretary since May 28, 2001.
Franco Perrotta Age: 35

Chief Financial Officer of our company since November 3, 2003 and director since May 28, 2001

Franco Perrotta has been our Chief Financial Officer since November 3, 2003 and a director of our company since May 28, 2001.

EXECUTIVE EMPLOYMENT AGREEMENTS

We have not entered into any formal employment agreements with our named executive officers.

COMPENSATION OF DIRECTORS

We reimburse our directors for expenses incurred in connection with attending board meetings but did not pay director's fees or other cash compensation for services rendered as a director in the years ended March 31, 2004 and 2003.

We have no formal plan for compensating our directors for their service in their capacity as directors. We may grant to our directors in the future options to purchase shares of common stock as determined by our board of directors or a compensation committee which may be established in the future. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on behalf of our company other than services ordinarily required of a director. Other than indicated in this proxy statement, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments

EQUITY COMPENSATION PLAN INFORMATION

As of August 2, 2005 our company does not have any equity compensation plans.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

The following table summarizes the compensation that we paid during the fiscal years ended March 31, 2005, March 31, 2004 and March 31, 2003 to our Chief Executive Officer, Chief Financial Officer and other officers and directors who received annual compensation in excess of $100,000 during the years ended March 31, 2005, 2004 and 2003 (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Long Term Compensation
		Annual Compensation			Awards(1)		Pay- outs
Name and Principal Position	Fiscal Year Ended	Salary	Bonus	Other Annual Compen- sation(2)	Securities Underlying Options/ SAR's Granted	Restricted Stock Awards	LTIP Pay- outs	All Other Compen- sation
Alesssandra Bordon(3) President, CEO and Director	2005 2004 2003	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A
Franco Perrotta(4) Chief Financial Officer	2005 2004 2003	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A
Maurizio Grande(5) Former President and CEO	2005 2004 2003	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil
Michael F.K. Mews(6) Former President and CEO	2005 2004 2003	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil

(1)

Other than indicated below or otherwise in this proxy statement, we have not granted any restricted shares or restricted share units, stock appreciation rights ("SAR's") or long term incentive plan payouts to the named officers and directors during the fiscal years indicated.

(2)

The value of perquisites and other personal benefits, securities and property for the named officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus are not reported herein.

(3)	Ms. Bordon was appointed as our President, Chief Executive Officer and Treasurer on November 4, 2003.
(4)	Mr. Perrotta was appointed as our Chief Financial Officer on November 4, 2003.
(5)	Mr. Grande resigned as our President and Chief Executive Officer on November 4, 2003.
(6)	Mr. Mews resigned as our President and Chief Executive Officer on February 20, 2002.

Options Granted to our Named Executive Officers in the Year Ended March 31, 2005

During the year ended March 31, 2005 our company did not grant any options to our Named Executive Officers.

Options exercised by our Named Executive Officers in the Year Ended March 31, 2005

During the year ended March 31, 2005 no stock options were exercised by our Named Executive Officers.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended March 31, 2005, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Alessandra Bordon	1(2)	1(2)	Nil
Frank Perrotta	1(1)	1(1)	Nil
Jeff Poloni	1(1)	1(1)	Nil
Michael Hu	1(1)	1(1)	Nil
Mauro Baessato	1(1)	1(1)	Nil
Trident Oil & Gas Inc.	Nil	Nil	Nil
Atlas Energy Corp.	Nil	Nil	Nil

(1) The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 3 - Initial Statement of Beneficial Ownership of Securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 2, 2005, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each director, nominee and named executive officer, and by the directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Alessandra Bordon, Director, President, CEO and Treasurer 112 - 4238 Albert Street Burnaby, British Columbia V5C 2E8	250,000	4.2%
Franco Perrotta, Director and CFO 3735 Triumph Street Burnaby, British Columbia V5C 1Y5	275,000	4.6%
Jeff Poloni, Director 37 - 2688 Mountain Highway North Vancouver, British Columbia V7J 2H5	Nil	0%
Michael Hu, Director 202 - 930 East 7th Avenue Vancouver, British Columbia V5T 1P6	Nil	0%
Mauro Baessato, Secretary 750 Friar Crescent North Vancouver, British Columbia V5G 1M6	Nil	0%
Atlas Energy Corp.(2) 3273 E. Warm Springs Road Las Vegas, Nevada 89120	2,000,000	33.3%
Trident Oil & Gas Inc.(3) 3273 E. Warm Springs Road Las Vegas, Nevada 89120	1,000,000	16.7%
Directors and Executive Officers as a group	525,000	8.7%

(1)           Based on 6,004,700 shares of common stock issued and outstanding as of August 2, 2005. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

PROPOSAL THREE - APPOINTMENT OF INDEPENDENT AUDITORS

Telford Sadovnick, P.L.L.C., CPA’s of 6th Floor – 543 Granville Street, Vancouver, British Columbia Canada, has been selected by our board of directors and audit committee to serve as our independent auditors for the fiscal year ending March 31, 2006. Telford Sadovnick, P.L.L.C., CPA’s was appointed by our audit committee to serve as our independent auditors effective June 7, 2005. Previous to the engagement of Telford Sadovnick, P.L.L.C., CPA’s, Morgan and Company acted as our independent auditors until June 5, 2005. It is proposed that the remuneration to be paid to the independent auditors be fixed by our audit committee.

We ended our relationship with our previous independent auditors, Morgan and Company, as of June 5, 2005. Morgan and Company’s report on the financial statements for the fiscal year ended March 31, 2004 for which Morgan and Company was our company’s independent auditors did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change independent auditors was recommended and approved by our audit committee.

During the two most recent fiscal years there were no disagreements between us and either Telford Sadovnick, P.L.L.C., CPA’s or Morgan and Company, our former independent auditors, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement or disagreements, if not resolved to the satisfaction of the independent auditors, would have caused it to make reference to the subject matter of the disagreement or disagreements in connection with its report on the financial statements for such years.

All services provided by Telford Sadovnick, P.L.L.C., CPA’s in the fiscal year ended March 31, 2005 have been reviewed with our audit committee to confirm that the performance of such services is consistent with the regulatory requirements for auditor independence.

A representative of Telford Sadovnick, P.L.L.C., CPA’s is not expected to be present at our annual and special meeting, nor is a representative of Telford Sadovnick, P.L.L.C., CPA’s expected to make a statement. In the event that a representative of Telford Sadovnick, P.L.L.C., CPA’s is present at our annual and special meeting, such representative or representatives will have an opportunity to make a statement if such representative or representatives so desire, and will be available to respond to appropriate questions by shareholders. The affirmative vote of a majority of the common shares represented in person or by proxy at our annual and special meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPOINTMENT OF TELFORD SADOVNICK, P.L.L.C., CPA’s AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2006.

AUDIT FEES

As at June 30, 2005, Telford Sadovnick, P.L.L.C., CPA’s had billed our company aggregate fees of CDN$3,000 for: professional services rendered for the audit of our annual financial statements included in our annual report on Form 10-KSB for the fiscal year ended March 31, 2005; the audit of our company’s internal control over financial reporting, and for the attestation of management’s report on the effectiveness of internal control over financial reporting.

The aggregate fees billed by Morgan and Company, our former independent auditors, for professional services rendered for the audit of our annual financial statements included in our annual report on Form 10-KSB for the fiscal year ended March 31, 2004 and our quarterly reports on Form 10-QSB for the quarterly periods ended June 30, 2004, September 30, 2004, and December 31, 2004 was CDN$8,125

AUDIT RELATED FEES

During the fiscal year ended March 31, 2005, there were $2,708 audit related fees accrued to our company by Telford Sadovnick, P.L.L.C., CPA’s which are not otherwise reported under the caption “Audit Fees” above. “Audit related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our company’s financial statements and internal control over financial reporting, including services in connection with assisting our company in our compliance with our obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.

For the fiscal year ended March 31, 2004, the aggregate audit related fees billed by Morgan and Company, our former independent auditors, which are not otherwise reported under the caption “Audit Fees” above, were CDN$0.

TAX FEES

During the fiscal years ended March 31, 2005 and 2004, we did not engage either of Telford Sadovnick, P.L.L.C., CPA’s or Morgan and Company, our former independent auditors, to provide us with any services related to tax compliance, tax advice or tax planning.

ALL OTHER FEES

During the fiscal year ended March 31, 2004, we did not engage either of Telford Sadovnick, P.L.L.C., CPA’s or Morgan and Company, our former independent auditors, to provide us with services that did not constitute audit fees, audit related fees or tax fees.

PROPOSAL FOUR – TRANSITION APPLICATION

The British Columbia Business Corporations Act (sometimes referred to herein as the “New Act”) came into force on March 29, 2004. As a result, the British Columbia Company Act was repealed, and our company became a “pre-existing company” subject to the provisions of the New Act and the “Pre-Existing Company Provisions” set forth in Table 3 to the British Columbia Business Corporations Regulation. A copy of the Pre-Existing Company Provisions may be viewed during normal business hours at the office of our company’s solicitors, Clark Wilson LLP, at 800 – 885 West Georgia Street, Vancouver, British Columbia.

Every pre-existing company is required to file a Transition Application containing a Notice of Articles with the British Columbia Registrar of Companies (the “Registrar”), as a result of which the Notice of Articles will be deemed to supersede and replace our company’s Memorandum. A pre-existing company that fails to file a Transition Application containing a Notice of Articles before March 29, 2006 will be subject to dissolution. Further, a pre-existing company that has not transitioned itself under the New Act may not effect any changes to its Memorandum or Articles.

The New Act does not permit our company to make any changes to its charter as part of the filing of the Transition Application. The information contained in the Transition Application will reflect the current status of our company at the time of its filing, including the mandatory application of the Pre-Existing Company Provisions.

In light of the foregoing, the shareholders will be asked to approve the following ordinary resolution to approve the transition of our company under the New Act:

“BE IT RESOLVED that:

1.	Our Company be and is hereby authorized to file a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia);
2.	The Notice of Articles, in addition to containing the other information required to be included therein under Business Corporations Act (British Columbia), shall provide that:

	(a)	the authorized share structure shall consist of 200,000,000 shares, divided into:
		(i)	one hundred million (100,000,000) common shares without par value; and
		(ii)	one hundred million (100,000,000) Class “A” preferred shares with a par value of $1.00 each, having attached thereto the special rights and restrictions set forth in paragraph 3 of the Memorandum; and
	(b)	the Pre-Existing Company Provisions set forth in Table 3 to the British Columbia Business Corporations Regulation shall apply;
3.

Our company be and is hereby authorized to alter its Articles to the extent necessary to ensure compliance with section 438 (3) of the Business Corporations Act (British Columbia) by adding to the first page thereof our company’s incorporation number; and

4.	Any one of our directors or officers be and is hereby authorized to execute such documents and instruments, and to do such further acts, as may be necessary to give full effect to these resolutions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FILING OF THE TRANSITION APPLICATION.

PROPOSAL FIVE – REMOVAL OF PRE-EXISTING COMPANY PROVISIONS

Once we have filed the Transition Application containing a Notice of Articles, we can amend our charter to take advantage of certain provisions of the New Act that give greater flexibility to companies in terms of corporate governance. For example:

•

a company may amend its articles to specify the level of shareholder approval required to pass a special resolution at a meeting of shareholders, provided the required level of approval is at least 2/3 and not more than 3/4 of the votes cast;

•	a company may amend its authorized share structure to provide for an unlimited number of authorized shares; and
•	a company may hold its own shares instead of returning them to treasury, and a subsidiary company may hold the shares of its parent company.

The Pre-Existing Company Provisions carry over certain requirements that our company was subject to under the former Company Act (British Columbia). For example, they provide that the majority of votes required for a pre-existing company to pass a special resolution at a general meeting of shareholders is 3/4 of the votes cast on that resolution. In order to take full advantage of the flexibility offered by the New Act, our company’s shareholders will be asked to adopt a special resolution authorizing the alteration of the Notice of Articles to remove the application of the Pre-Existing Company Provisions.

In light of the foregoing, the shareholders will be asked to consider and, if appropriate, approve the following as a special resolution requiring approval by at least 3/4 of the votes cast at the annual and special meeting:

“BE IT RESOLVED, as a special resolution, that, subject to the filing of a Transition Application containing a Notice of Articles as required by the Business Corporations Act (British Columbia):

1.

The Pre-Existing Company Provisions set forth in Table 3 of the Regulations to the Business Corporations Act (British Columbia)(the “Pre-Existing Company Provisions”) be removed and no longer apply to our company;

2.

Any one of our directors or officers be and is hereby authorized and directed, for and on behalf and in the name of our company, to execute and deliver the Notice of Alteration and any supporting documentation required for the purpose of giving effect to these resolutions; and

3.	The removal of the Pre-Existing Company Provisions shall not take effect until the Notice of Alteration is filed with the Registrar of Companies.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE SPECIAL RESOLUTION AUTHORIZING THE ALTERATION OF THE NOTICE OF ARTICLES TO REMOVE THE APPLICATION OF THE PRE-EXISTING COMPANY PROVISIONS.

PROPOSAL SIX – ALTERATION OF AUTHORIZED SHARE STRUCTURE

Subject to the filing of the Transition Application containing a Notice of Articles, our company proposes to amend its charter to alter the authorized share structure of our company to consist of: (a) an unlimited number of common shares without par value, and (b) an unlimited number of preference shares without par value, issuable in one or more series, with the number of shares in, and the special rights or restrictions attached to such series to be designated by the directors, by resolution.

Management believes that authorizing our company to issue an unlimited number of shares, and providing for a class of preference shares issuable in series in the manner proposed, would benefit our company by allowing for greater flexibility. Among other things, management believes that adoption of this proposal would help to avoid the delays and expenses associated with convening an extraordinary general meeting to approve alterations to our company’s authorized share structure to facilitate private placement financings involving the issuance of preference shares with specifically-negotiated terms and conditions. Section 60 of the Business Corporations Act (British Columbia) provides in material part, as follows:

60(1)	The special rights or restrictions attached to the shares of a class of shares
	(a)	may provide that the class of shares includes or may include one or more series of shares, and
	(b)	subject to subsections (3) and (4), may authorize the directors, by resolution, to do one or more of the following:
(i)

determine the maximum number of shares of any of those series of shares that the company is authorized to issue, determine that there is no maximum number or alter any determination made under this subparagraph, and authorize the alteration of the notice of articles accordingly;

(ii)

alter the articles, and authorize the alteration of the notice of articles, to create an identifying name by which the shares of any of those series of shares may be identified or to alter any identifying name created under this subparagraph;

(iii)

alter the articles, and authorize the alteration of the notice of articles, to attach special rights or restrictions to the shares of any of those series of shares or to alter any such special rights or restrictions.

...

(3)

If alterations, determinations or authorizations contemplated by subsection (1)(b) are to be made in relation to a series of shares of which there are issued shares, those alterations, determinations and authorizations must be made by the type of shareholders'

resolution specified by the articles, or, if the articles do not specify the type of resolution, by a special resolution.

(4)

Each share of a series of shares must have attached to it the same special rights or restrictions as are attached to every other share of that series of shares, and the special rights or restrictions attached to shares of a series of shares must be consistent with the special rights or restrictions attached to shares of the class of shares of which the series of shares is a part.

Under section 60(6) of the Business Corporations Act (British Columbia) no special rights or restrictions attached to a series of shares may confer on the series priority over any other series of shares of the same class of shares respecting:

(a)	dividends, or
(b)	a return of capital
(i) on the dissolution of the company, or
(ii) on the occurrence of any other event that entitles the shareholders holding the shares of all series of shares of the same class of shares to a return of capital.

In light of the foregoing, the shareholders will be asked to consider and, if appropriate, approve the following as a special resolution requiring approval by at least 3/4 of the votes cast at the annual and special meeting:

“BE IT RESOLVED, as a special resolution, that, subject to the filing of a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia):

1.	The maximum number of common shares that our company is authorized to issue be increased from one hundred million (100,000,000) to an unlimited number of common shares without par value;
2.	The existing one hundred million (100,000,000) Class “A” preferred shares with a par value of $1.00 be cancelled;
3.	There be created an unlimited number of Class A Preference shares without par value;
4.

The Class A Preference shares may include one or more series and, subject to the Business Corporations Act (British Columbia), the directors may, by resolution, if none of the shares of any particular series are issued, alter the Articles of our company and authorize the alteration of the Notice of Articles of our company, as the case may be, to do one or more of the following:

	(a)	determine the maximum number of shares of that series that our company is authorized to issue, determine that there is no such maximum number, or alter any such determination;
	(b)	create an identifying name for the shares of that series, or alter any such identifying name; and
	(c)	attach special rights or restrictions to the shares of that series, or alter any such special rights or restrictions;
5.

The holders of Class A Preference shares shall be entitled, on the liquidation or dissolution of our company, whether voluntary or involuntary, or on any other distribution of our assets among our shareholders for the purpose of winding up our affairs, to receive, before any distribution is made to the holders of common shares or any other shares of our company ranking junior to the Class A Preference shares with respect to the repayment of capital on the liquidation or dissolution of our company, whether voluntary or involuntary, or on any other distribution of our assets among our shareholders for the purpose of winding up our affairs, the amount paid up with respect to each Class A Preference share held by them, together with the fixed premium (if any) thereon, all accrued and unpaid cumulative dividends (if any and if preferential) thereon, which for such purpose shall be calculated as if such dividends were accruing on a day-to-day basis up to the date of such distribution, whether or not earned or declared, and all declared and unpaid non-cumulative dividends (if any and if preferential) thereon. After payment to the holders of the Class A Preference shares of the amounts so payable to them, they shall not, as such, be entitled to share in any further distribution of the property or assets of our company, except as specifically provided in the special rights and restrictions attached to any particular series;

6.

Except for such rights relating to the election of directors on a default in payment of dividends as may be attached to any series of the Class A Preference shares by the directors, holders of Class A Preference shares shall not be entitled, as such, to receive notice of, or to attend or vote at, any general meeting of shareholders of our company;

7.

Any one of our directors or officers be and is hereby authorized and directed, for and on behalf and in the name of our company, to execute and deliver the Notice of Alteration and any supporting documentation required for the purpose of giving effect to these resolutions; and

8.	All such alterations to the authorized share structure of our company shall not take effect until the Notice of Alteration is filed with the Registrar of Companies.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE SPECIAL RESOLUTION AUTHORIZING THE INCREASE IN THE AUTHORIZED SHARE CAPITAL, THE CANCELLATION OF THE EXISTING CLASS “A” PREFERRED SHARES AND THE CREATION OF THE UNLIMITED CLASS A PREFERENCE SHARES.

PROPOSAL SEVEN – REPLACEMENT OF COMPANY ARTICLES

We propose to amend our charter to delete and cancel the existing Articles of our company, and to replace them in their entirety with the proposed Articles attached as Appendix A hereto. Since Part 22 of the proposed Articles contains the special rights and restrictions that shall attach to the common shares and the Class A Preference shares of our company, the inclusion of Part 22 in the Articles is conditional upon shareholder approval of the proposed changes to our company’s authorized share structure as outlined above.

Section 8.2 of the proposed Articles provides that the level of shareholder approval required to pass a special resolution at a meeting of shareholders, shall be 2/3 of the votes cast rather than 3/4 of the votes cast. The shareholders will be asked to consider and, if appropriate, approve the following as a special resolution requiring approval by at least 3/4 of the votes cast at the annual and special meeting:

“BE IT RESOLVED, as a special resolution, that, subject to the filing of a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia), and subject also to the filing of a Notice of Alteration removing the application of the Pre-Existing Company Provisions, the Articles of our company be altered by deleting and cancelling our existing Articles and creating and adopting the Articles set out in Appendix A as the Articles of our company; provided, however, that the inclusion of Part 22 in the Articles is conditional upon shareholder approval of the alteration of our company’s authorized share structure to create Class A Preference shares issuable in series.”

PROPOSAL EIGHT – NAME CHANGE AND SHARE SUBDIVISION

Our directors and officers deem it to be in the best interest of our company to change the name of our company from Tryx Ventures Corp. to MGN Technologies, Inc. and to subdivide our issued and outstanding common shares on the basis of 5.5 shares for each 1 share held. Shareholders will be asked to approve the following as a special resolution requiring approval by at least 3/4 of the votes cast at the annual and special meeting:

“BE IT RESOLVED, as a special resolution, that, subject to the filing of a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia):

1.	The name of our company be changed from Tryx Ventures Corp. to MGN Technologies, Inc.;
2.

All of our issued and outstanding common shares without par value of which 6,004,700 shares are issued and outstanding be subdivided into 33,025,850 common shares issued and outstanding without par value, every 1 common share without par value being subdivided into 5.5 common shares without par value;

2.

Any one of our directors or officers be and is hereby authorized and directed, for and on behalf and in the name of our company, to execute and deliver the Notice of Alteration and any supporting documentation required for the purpose of giving effect to these resolutions; and

3.	The name change of our company and the subdivision of our issued and outstanding common shares shall not take effect until the Notice of Alteration is filed with the Registrar of Companies.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE SPECIAL RESOLUTION CHANGING THE NAME OF OUR COMPANY AND SUBDIVIDING THE ISSUED AND OUTSTANDING COMMON SHARES OF OUR COMPANY.

PROPOSAL NINE – ACQUISITION OF IGNITION TECHNOLOGIES, INC.

On August 4, 2005, we entered into an agreement with Ignition Technologies, Inc., effective as of July 29, 2005, whereby we agreed to acquire all of the issued and outstanding shares of Ignition Technologies, Inc. in consideration for the issuance of 4,500,000 pre-split common shares of our company. Shareholders will be asked to approve the following ordinary resolution:

“BE IT RESOLVED, as an ordinary resolution, that the purchase of 100% of the issued and outstanding shares in the capital of Ignition Technologies, Inc., in exchange for the issuance of 4,500,000 pre-split common shares of our company, to the shareholders of Ignition Technologies, Inc., and the resulting change of control of our company, is hereby approved.”

About Ignition Technologies, Inc.

Ignition Technologies, Inc. is a Nevada incorporated private company that has 6 shareholders. Ignition Technologies, Inc., doing business as Mobile Gaming Now, Inc. (“MGN”), is a software development company in the entertainment industry focusing on casual games such as poker and golf. MGN purchased the software in January, 2005 for a purchase price of $250,000 US. The software system is known as the “Mobile Gaming Platform” system and it is intended to create business opportunities for online gaming operators with a turnkey interactive, multiplayer mobile gaming platform The gaming platform will facilitate marketing, purchasing and playing of mobile games of chance and skill.

MGN’s products include:

The MGN Mobile Gaming Platform© - is a stand alone, turn-key gaming system that will facilitate the playing administration and management of games of chance or skill online or on a mobile handset. It is software that is designed to connect mobile phones, the Internet and games for players to the databases and servers needed to operate. The game development is done in J2ME and is intended to be easily portable to modern handsets used in Asia, North America or Europe. Supported merchant services are to include Neteller, PrePaidATM, WireCardTM, and credit card processing for coded and non-coded accounts from an unlimited number of payment service providers. The operator’s license will allow the licensees to operate a turn-key gaming business where games are played online and on the mobile phone. The business plan calls for licensee to market and recruit players and then administer play using the gaming platform. In addition to gaming software the gaming platform also is intended to include marketing software which allows licensees to do target marketing and direct response marketing. Licensees will be enabled to create marketing campaigns for online and offline marketing and manage player conversation.

MGN Mobile Gateway Server© - is custom software designed to integrate a PC-based gaming system with a mobile gaming system. The MGN Mobile Gateway Server© maps the operation of the existing PC-based operations to a mobile games system. Existing users can immediately play on the PC or mobile.

Bronze, Silver and Gold Texas Holdem – MGN offers three different version of mobile Texas Holdem games which includes (i) unlimited tables for up to six players at a table, (ii) automatic deal and blind determinations and settings, (iii) continuous play from the pre-flop to the show down with basic call, raise and fold functions, (iv) easy-to-set rake schedules, (v) player lobby for all basic functions; and (vi) online cashier interface for player deposits and withdraws. The Bronze Texas Holdem is a text-based version of Texas Holdem which is designed to operate on any mobile handset. Players see all the game information in text on the mobile screen. The Silver Texas Holdem offers players attractive graphics to play Texas Holdem. Players “sit” around a virtual table and cards are dealt to each player. The game is designed to work on about forty percent of the available handsets. The Gold Texas Holdem is a high-end graphical version of Texas Holdem. The graphics are eye-catching and the play is sophisticated. Many features are programmed to exist in Gold that don’t exist in Bronze or Silver. It should work on a limited number of handsets that have enough computing power to run the game. Each licensee will own a game server on the MGN Poker Player Network which game servers are pooled into a central game lobby. By pooling players it creates a player network so there are always people expected to available to play with.

The MGN Poker Promotion Network© - is a promotional network of sites built around poker. It consists of eleven websites each serving a unique promotional need. The network sites operate independently and the goal of each site is to build traffic and users. Licensees of MGN will receive preferential placement in the sites.

The MGN Skill Games Network© - is expected to be launched in 2005. It is similar in design and function to the MGN Poker Promotion Network©. It will consist of a series of promotion sites seeking traffic from games of skilled players. Licensees of MGN can receive preferential ad placement and positioning on the sites.

MGN has developed a business plan for the Mobile Gaming Platform system which includes the following:

•	launching the world’s first interactive multiplayer mobile poker gaming platform
•	enlisting the top gaming operators for licensees
•	successfully integrating the gaming platform and exceeding customer expectations
•	staying focused on the user’s experience as the benchmark of a successful gaming platform
•	creating a solid and trust relationship with new financial partners
•	capitalizing the company to accelerate competent growth and manageable change

•	optimizing the positions as the world’s leading mobile gaming platform operator by launching gaming platforms in other countries.

There is no assurance that MGN will be able to achieve its business plans. Many factors and risks could delay or prevent MGN from succeeding in its plans, and even if its business plans are achieved, the business may not generate any profit from operations.

Convertible Debenture. In order to pay the costs of development and launch of the MGN business, we will issue to a lender who has been identified a Convertible Debenture of US$2,765,000 which can be drawn down over a period not exceeding one year. The Debenture matures in 5 years and principal is repayable at that time. The terms include conversion to Units at a price of US $0.70; each Unit comprises one common share and one Share Purchase Warrant in Tryx; warrants may be exercised for 3 years from issuance and are exercisable at US$1.00; the Units will be registered with the SEC so that the shares and warrants will be freely tradable; in lieu of interest, the lender will receive a percentage of Tryx’s gross revenues from the Ignition or related business (the “Royalty”) as follows in US$:

(a)	5% of the first $10 million;
(b)	4% of the next $20 million;
(c)	3% of the next $35 million; and
(d)	2% of the next $55 million.

The Royalty may be purchased by Tryx at any time by paying 60% of the future Royalty payments that could still be earned, as at the date of payment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ACQUISITION OF IGNITION TECHNOLOGIES, INC.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our annual meeting of shareholders for the year ending March 31, 2006 (the "2006 Annual Meeting") must be received by our company no later than March 17, 2006 (assuming that the 2006 Annual Meeting is held on a date that is within 30 days from the date of our annual and special meeting of shareholders to be held on September 26, 2005). All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934 and Section 188 of the Business Corporations Act (British Columbia), both of which set forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2006 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934 or any proposal that is submitted under Section 188 of the Business Corporations Act (British Columbia), notice of such proposal must be received by our company no later than May 30, 2006 (assuming that the 2006 Annual Meeting is held on a date that is within 30 days from the anniversary date of our annual and special meeting of shareholders to be held on September 26, 2005); otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2005 annual and special meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our company at Suite 314 – 837 West Hastings Street, Vancouver, British Columbia V6C 3N6, Attention: Mauro Baessato, Secretary.

With respect to business to be brought before the 2005 annual and special meeting to be held on September 26, 2005, we have not received any notices from shareholders that we were required to include in this proxy statement.

“HOUSEHOLDING” OF PROXY MATERIAL

In December 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially means extra conveniences for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are shareholders of our company will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to shareholders of our company, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our annual report to Shareholders on Form 10-KSB for the year ended March 31, 2005. A copy of the annual report on Form 10-KSB is concurrently being sent to all shareholders of record as of September 1, 2005.

AVAILABILITY OF FORM 10-KSB

A copy of our annual report on Form 10-KSB for the fiscal year ended March 31, 2005, which has been filed with the Securities and Exchange Commission, including the financial statements, will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Mauro Baessato, Secretary, at Suite 314 – 837 West Hastings Street, Vancouver, British Columbia V6C 3N6.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Pacific Corporate Trust Company, 10th Floor – 625 Howe Street, Vancouver, British Columbia, Canada, V6C 3N6 (facsimile 604.689.8144).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our company for the years ended March 31, 2005, March 31, 2004, and March 31, 2003, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters that will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

/s/ Alessandra Bordon

Alessandra Bordon

President, CEO and Treasurer

Dated: August 15, 2005

Appendix A

Incorporation No.  BC0598198

BUSINESS CORPORATIONS ACT

ARTICLES

OF

TRYX VENTURES CORP.

Incorporation No.	BC0598198

BUSINESS CORPORATIONS ACT

ARTICLES

OF

TRYX VENTURES CORP.

(the “Company”)

PART 2 - INTERPRETATION

2.1	Definitions

Without limiting Article 2.2, in these Articles, unless the context requires otherwise:

“adjourned meeting” means the meeting to which a meeting is adjourned under Article 9.7 or 9.11;

“board” and “directors” mean the directors or sole director of the Company for the time being;

“Business Corporations Act” means the Business Corporations Act, S.B.C. 2002, c.57, and includes its regulations;

“Interpretation Act” means the Interpretation Act, R.S.B.C. 1996, c. 238;

“trustee”, in relation to a shareholder, means the personal or other legal representative of the shareholder, and includes a trustee in bankruptcy of the shareholder.

2.2	Business Corporations Act definitions apply

The definitions in the Business Corporations Act apply to these Articles.

2.3	Interpretation Act applies

The Interpretation Act applies to the interpretation of these Articles as if these Articles were an enactment.

2.4	Conflict in definitions

If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles.

2.5	Conflict between Articles and legislation

If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

PART 3 - SHARES AND SHARE CERTIFICATES

3.1	Form of share certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

3.2	Right to share certificate

Each shareholder is entitled, without charge, to one certificate representing the share or shares of each class or series of shares held by the shareholder.

3.3	Sending of share certificate

Any share certificate to which a shareholder is entitled may be sent to the shareholder by mail and neither the Company nor any agent is liable for any loss to the shareholder because the certificate sent is lost in the mail or stolen.

3.4	Replacement of worn out or defaced certificate

If the directors are satisfied that a share certificate is worn out or defaced, they must, on production to them of the certificate and on such other terms, if any, as they think fit,

	(a)	order the certificate to be cancelled, and
	(b)	issue a replacement share certificate.
3.5	Replacement of lost, stolen or destroyed certificate

If a share certificate is lost, stolen or destroyed, a replacement share certificate must be issued to the person entitled to that certificate if the directors receive

(a) proof satisfactory to them that the certificate is lost, stolen or destroyed, and
(b) any indemnity the directors consider adequate.
3.6	Splitting share certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name 2 or more certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate, so surrendered, the Company must cancel the surrendered certificate and issue replacement share certificates in accordance with that request.

PART 4 - ISSUE OF SHARES

4.1	Directors authorized to issue shares

The directors may, subject to the rights of the holders of the issued shares of the Company, issue, allot, sell, grant options on or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices that the directors, in their absolute discretion, may determine.

4.2	Company need not recognize unregistered interests

Except as required by law or these Articles, the Company need not recognize or provide for any person’s interests in or rights to a share unless that person is the shareholder of the share.

PART 5 - SHARE TRANSFERS

5.1	Recording or registering transfer

A transfer of a share of the Company must not be registered

	(a)	unless a duly signed instrument of transfer in respect of the share has been received by the Company and the certificate representing the share to be transferred has been surrendered and cancelled, or
	(b)	if no certificate has been issued by the Company in respect of the share, unless a duly signed instrument of transfer in respect of the share has been received by the Company.
5.2	Form of instrument of transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.3	Signing of instrument of transfer

If a shareholder, or his or her duty authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer, or, if no number is specified, all the shares represented by share certificates deposited with the instrument of transfer,

(a) in the name of the person named as transferee in that instrument of transfer, or
(b) if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the share certificate is deposited for the purpose of having the transfer registered.
5.4	Enquiry as to title not required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.5	Transfer fee

There must be paid to the Company, in relation to the registration of any transfer, the amount determined by the directors.

PART 6 - ACQUISITION OF SHARES

6.1	Company authorized to purchase shares

Subject to the special rights and restrictions attached to any class or series of shares, the Company may, if it is authorized to do so by the directors, purchase or otherwise acquire any of its shares.

6.2	Company authorized to accept surrender of shares

The Company may, if it is authorized to do so by the directors, accept a surrender of any of its shares by way of gift or for cancellation.

6.3	Company authorized to convert fractional shares into whole shares

The Company may, if it is authorized to do so by the directors, convert any of its fractional shares into whole shares in accordance with, and subject to the limitations contained in, the Business Corporations Act.

PART 7 - BORROWING POWERS

7.1	Powers of directors

The directors may from time to time on behalf of the Company

(a)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate,
(b)

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person, and at any discount or premium and on such other terms as they consider appropriate,

(c)	guarantee the repayment of money by any other person or the performance of any obligation of any other person, and
(d)	mortgage or charge, whether by way of specific or floating charge, or give other security on the whole or any part of the present and future assets and undertaking of the Company.

PART 8 - GENERAL MEETINGS

8.1	Annual general meetings

Unless an annual general meeting is deferred or waived in accordance with section 182(2)(a) or (c) of the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual general meeting.

8.2	When annual general meeting is deemed to have been held

If all of the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 8.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

8.3	Calling of shareholder meetings

The directors may, whenever they think fit, call a meeting of shareholders.

8.4	Notice for meetings of shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a)	if and for so long as the Company is a public company, 21 days;
(b)	otherwise, 10 days.

8.5	Record date for notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a)	if and for so long as the Company is a public company, 21 days;
(b)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

8.6	Record date for voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

8.7	Failure to give notice and waiver of notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

8.8	Notice of special business at meetings of shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 9.1, the notice of meeting must:

(a)	state the general nature of the special business; and
(b)

if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

	(i)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and
	(ii)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

PART 9 - PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

9.1	Special business

At a meeting of shareholders, the following business is special business:

(a)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;
(b)	at an annual general meeting, all business is special business except for the following:

	(i)	business relating to the conduct of or voting at the meeting;
	(ii)	consideration of any financial statements of the Company presented to the meeting;
	(iii)	consideration of any reports of the directors or auditor;
	(iv)	the setting or changing of the number of directors;
	(v)	the election or appointment of directors;
	(vi)	the appointment of an auditor;
	(vii)	the setting of the remuneration of an auditor;
	(viii)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;
	(ix)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.
9.2	Special majority

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

9.3	Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is 2 persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 1/20 of the issued shares entitled to be voted at the meeting.

9.4	One shareholder may constitute quorum

If there is only one shareholder entitled to vote at a meeting of shareholders,

(a) the quorum is one person who is, or who represents by proxy, that shareholder, and
(b) that shareholder, present in person or by proxy, may constitute the meeting.
9.5	Other persons may attend

The directors, the president, if any, the secretary, if any, and any lawyer or auditor for the Company are entitled to attend any meeting of shareholders, but if any of those persons do attend a meeting of shareholders, that person is not to be counted in the quorum, and is not entitled to vote at the meeting, unless that person is a shareholder or proxy holder entitled to vote at the meeting.

9.6	Requirement of quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote at the meeting is present at the commencement of the meeting.

9.7	Lack of quorum

If, within 1/2 hour from the time set for the holding of a meeting of shareholders, a quorum is not present,

	(a)	in the case of a general meeting convened by requisition of shareholders, the meeting is dissolved, and
	(b)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.
9.8	Lack of quorum at succeeding meeting

If, at the meeting to which the first meeting referred to in Article 9.7 was adjourned, a quorum is not present within 1/2 hour from the time set for the holding of the meeting, the persons present and who are, or who represent by proxy, shareholders entitled to attend and vote at the meeting constitute a quorum.

9.9	Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(a) the chair of the board, if any;
(b) if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.
9.10	Alternate chair

At any meeting of shareholders, the directors present must choose one of their number to be chair of the meeting if: (a) there is no chair of the board or president present within 15 minutes after the time set for holding the meeting; (b) the chair of the board and the president are unwilling to act as chair of the meeting; or (c) if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting. If, in any of the foregoing circumstances, all of the directors present decline to accept the position of chair or fail to choose one of their number to be chair of the meeting, or if no director is present, the shareholders present in person or by proxy must choose any person present at the meeting to chair the meeting.

9.11	Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

9.12	Notice of adjourned meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

9.13	Motion need not be seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

9.14	Manner of taking a poll

Subject to Article 9.15, if a poll is duly demanded at a meeting of shareholders,

(a)	the poll must be taken
(i) at the meeting, or within 7 days after the date of the meeting, as the chair of the meeting directs, and
(ii) in the manner, at the time and at the place that the chair of the meeting directs,

(b) the result of the poll is deemed to be a resolution of, and passed at, the meeting at which the poll is demanded, and
(c) the demand for the poll may be withdrawn.
9.15	Demand for a poll on adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

9.16	Demand for a poll not to prevent continuation of meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

9.17	Poll not available in respect of election of chair

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

9.18	Casting of votes on poll

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

9.19	Chair must resolve dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the same, and his or her determination made in good faith is final and conclusive.

9.20	Chair has no second vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a casting or second vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

9.21	Declaration of result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting.

9.22	Meetings by telephone or other communications medium

A shareholder or proxy holder who is entitled to participate in a meeting of shareholders may do so in person, or by telephone or other communications medium, if all shareholders and proxy holders participating in the meeting are able to communicate with each other; provided, however, that nothing in this Section shall obligate the Company to take any action or provide any facility to permit or facilitate the use of any communications medium at a meeting of shareholders. If one or more shareholders or proxy holders participate in a meeting a shareholders in a manner contemplated by this Section,

(a)	each such shareholder or proxy holder shall be deemed to be present at the meeting, and
(b)	the meeting shall be deemed to be held at the location specified in the notice of the meeting.

PART 10 - VOTES OF SHAREHOLDERS

10.1	Voting rights

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint registered holders of shares under Article 10.3,

(a) on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote at the meeting has one vote, and
(b)

on a poll, every shareholder entitled to vote has one vote in respect of each share held by that shareholder that carries the right to vote on that poll and may exercise that vote either in person or by proxy.

10.2	Trustee of shareholder may vote

A person who is not a shareholder may vote on a resolution at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting in relation to that resolution, if, before doing so, the person satisfies the chair of the meeting at which the resolution is to be considered, or satisfies all of the directors present at the meeting, that the person is a trustee for a shareholder who is entitled to vote on the resolution.

10.3	Votes by joint shareholders

If there are joint shareholders registered in respect of any share,

(a) any one of the joint shareholders, but not both or all, may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it, or
(b)

if more than one of the joint shareholders is present at any meeting, personally or by proxy, the joint shareholder present whose name stands first on the central securities register in respect of the share is alone entitled to vote in respect of that share.

10.4	Trustees as joint shareholders

Two or more trustees of a shareholder in whose sole name any share is registered are, for the purposes of Article 10.3, deemed to be joint shareholders.

10.5	Representative of a corporate shareholder

If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and,

(a)	for that purpose, the instrument appointing a representative must
(i)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least 2 business days before the day set for the holding of the meeting, or

(ii) be provided, at the meeting, to the chair of the meeting, and
(b)	if a representative is appointed under this Article 10.5,
(i)

the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder, and

	(ii)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.
10.6	When proxy provisions do not apply

Articles 10.7 to 10.13 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company.

10.7	Appointment of proxy holder

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint a proxy holder to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

10.8	Alternate proxy holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

10.9	When proxy holder need not be shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if

	(a)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 10.5,
	(b)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting, or
(c)

the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

10.10	Form of proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

(Name of Company)

The undersigned, being a shareholder of the above named Company, hereby appoints ....................................... or, failing that person, ......................................., as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders to be held on the day of and at any adjournment of that meeting.

Signed this .......... day of .............................................., .................

...............................................................

Signature of shareholder

10.11	Provision of proxies

A proxy for a meeting of shareholders must

(a)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, 2 business days, before the day set for the holding of the meeting, or

(b) unless the notice provides otherwise, be provided at the meeting to the chair of the meeting.
10.12	Revocation of proxies

Subject to Article 10.13, every proxy may be revoked by an instrument in writing that is

(a) received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used, or
(b) provided at the meeting to the chair of the meeting.
10.13	Revocation of proxies must be signed

An instrument referred to in Article 10.12 must be signed as follows:

	(a)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her trustee;
	(b)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 10.5.
10.14	Validity of proxy votes

A vote given in accordance with the terms of a proxy is valid despite the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received

(a) at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used, or
(b) by the chair of the meeting, before the vote is taken.
10.15	Production of evidence of authority to vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

PART 11 - DIRECTORS

11.1	Number of directors

The number of directors, excluding additional directors appointed under Article 12.8, is set at:

(a)	if the Company is a public company, the greater of three and the number most recently established:
	(i)	by ordinary resolution (whether or not previous notice of the resolution was given); and
	(ii)	under Article 12.4;
(b)	if the Company is not a public company, the number most recently established:

	(i)	by ordinary resolution (whether or not previous notice of the resolution was given); and
	(ii)	under Article 12.4.
11.2	Change in number of directors

If the number of directors is set under Articles 11.1(a)(i) or 11.1(b)(i):

(a) the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;
(b)

if, contemporaneously with setting that number, the shareholders do not elect or appoint the directors needed to fill vacancies in the board of directors up to that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

11.3	Directors’ acts valid despite vacancy

An act or proceeding of the directors is not invalid merely because fewer directors have been appointed or elected than the number of directors set or otherwise required under these Articles.

11.4	Qualifications of directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

11.5	Remuneration of directors

The directors are entitled to the remuneration, if any, for acting as directors as the directors may from time to time determine. If the directors so decide, the remuneration of the directors will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to a director in such director’s capacity as an officer or employee of the Company.

11.6	Reimbursement of expenses of directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

11.7	Special remuneration for directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

11.8	Gratuity, pension or allowance on retirement of director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

PART 12 - ELECTION AND REMOVAL OF DIRECTORS

12.1	Election at annual general meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 8.2:

(a)

the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b) all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or re-appointment.
12.2	Consent to be a director

No election, appointment or designation of an individual as a director is valid unless:

	(a)	that individual consents to be a director in the manner provided for in the Business Corporations Act; or
	(b)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director.
12.3	Failure to elect or appoint directors

If:

(a)

the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 8.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(b)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 8.2, to elect or appoint any directors;

then each director in office at such time continues to hold office until the earlier of:

(c) the date on which his or her successor is elected or appointed; and
(d) the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.
12.4	Places of retiring directors not filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to fill the vacancies in the number of directors set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

12.5	Directors may fill casual vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

12.6	Remaining directors’ power to act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or for the purpose of summoning a meeting of shareholders to fill any vacancies on the board of directors or for any other purpose permitted by the Business Corporations Act.

12.7	Shareholders may fill vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

12.8	Additional directors

Notwithstanding Articles 11.1 and 11.2, between annual general meetings or unanimous resolutions contemplated by Article 8.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 12.8 must not at any time exceed:

(a)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or
(b)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 12.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 12.1(a), but is eligible for re-election or re-appointment.

12.9	Ceasing to be a director

A director ceases to be a director when:

	(a)	the term of office of the director expires;
	(b)	the director dies;
	(c)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or
	(d)	the director is removed from office pursuant to Articles 12.10 or 12.11.
12.10	Removal of director by shareholders

The Shareholders may, by special resolution, remove any director before the expiration of his or her term of office, and may, by ordinary resolution, elect or appoint a director to fill the resulting vacancy. If the shareholders do not contemporaneously elect or appoint a director to fill the vacancy created by the removal of a director, then the directors may appoint, or the shareholders may elect or appoint by ordinary resolution, a director to fill that vacancy.

12.11	Removal of director by directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

PART 13 - PROCEEDINGS OF DIRECTORS

13.1	Meetings of directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the board held at regular intervals may be held at the place, at the time and on the notice, if any, that the board may by resolution from time to time determine.

13.2	Chair of meetings

Meetings of directors are to be chaired by

	(a)	the chair of the board, if any,
	(b)	in the absence of the chair of the board, the president, if any, if the president is a director, or
	(c)	any other director chosen by the directors if
		(i)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting,
		(ii)	neither the chair of the board nor the president, if a director, is willing to chair the meeting, or
		(iii)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.
13.3	Voting at meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

13.4	Meetings by telephone or other communications medium

A director may participate in a meeting of the directors or of any committee of the directors in person, or by telephone or other communications medium, if all directors participating in the meeting are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 13.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

13.5	Who may call extraordinary meetings

A director may call a meeting of the board at any time. The secretary, if any, must on request of a director , call a meeting of the board.

13.6	Notice of extraordinary meetings

Subject to Articles 13.7 and 13.8, if a meeting of the board is called under Article 13.4, reasonable notice of that meeting, specifying the place, date and time of that meeting, must be given to each of the directors

	(a)	by mail addressed to the director’s address as it appears on the books of the Company or to any other address provided to the Company by the director for this purpose,
	(b)	by leaving it at the director’s prescribed address or at any other address provided to the Company by the director for this purpose, or
	(c)	orally, by delivery of written notice or by telephone, voice mail, e-mail, fax or any other method of legibly transmitting messages.
13.7	When notice not required

It is not necessary to give notice of a meeting of the directors to a director if

(a) the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed or is the meeting of the directors at which that director is appointed, or
(b) the director has filed a waiver under Article 13.9.
13.8	Meeting valid despite failure to give notice

The accidental omission to give notice of any meeting of directors to any director, or the non-receipt of any notice by any director, does not invalidate any proceedings at that meeting.

13.9	Waiver of notice of meetings

Any director may file with the Company a document signed by the director waiving notice of any past, present or future meeting of the directors and may at any time withdraw that waiver with respect to meetings of the directors held after that withdrawal.

13.10	Effect of waiver

After a director files a waiver under Article 13.9 with respect to future meetings of the directors, and until that waiver is withdrawn, notice of any meeting of the directors need not be given to that director unless the director otherwise requires in writing to the Company.

13.11	Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is a majority of the directors.

13.12	If only one director

If, in accordance with Article 11.1, the number of directors is one, the quorum necessary for the transaction of the business of the directors is one director, and that director may constitute a meeting.

PART 14 - COMMITTEES OF DIRECTORS

14.1	Appointment of committees

The directors may, by resolution,

	(a)	appoint one or more committees consisting of the director or directors that they consider appropriate,
	(b)	delegate to a committee appointed under paragraph (a) any of the directors’ powers, except
		(i)	the power to fill vacancies in the board,
		(ii)	the power to change the membership of, or fill vacancies in, any committee of the board, and
		(iii)	the power to appoint or remove officers appointed by the board, and
	(c)	make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution.
14.2	Obligations of committee

Any committee formed under Article 14.1, in the exercise of the powers delegated to it, must

(a)	conform to any rules that may from time to time be imposed on it by the directors, and

(b) report every act or thing done in exercise of those powers to the earliest meeting of the directors to be held after the act or thing has been done.
14.3	Powers of board

The board may, at any time,

(a) revoke the authority given to a committee, or override a decision made by a committee, except as to acts done before such revocation or overriding,
(b) terminate the appointment of, or change the membership of, a committee, and
(c) fill vacancies in a committee,
14.4	Committee meetings

Subject to Article 14.2(a),

(a)	the members of a directors’ committee may meet and adjourn as they think proper,
(b)

a directors’ committee may elect a chair of its meetings but, if no chair of the meeting is elected, or if at any meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting,

(c)	a majority of the members of a directors’ committee constitutes a quorum of the committee, and
(d)

questions arising at any meeting of a directors’ committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting has no second or casting vote.

PART 15 - OFFICERS

15.1	Appointment of officers

The board may, from time to time, appoint a president, secretary or any other officers that it considers necessary, and none of the individuals appointed as officers need be a member of the board.

15.2	Functions, duties and powers of officers

The board may, for each officer,

	(a)	determine the functions and duties the officer is to perform,
	(b)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit, and
	(c)	from time to time revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.
15.3	Remuneration

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the board thinks fit and are subject to termination at the pleasure of the board.

PART 16 - CERTAIN PERMITTED ACTIVITIES OF DIRECTORS

16.1	Other office of director

A director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

16.2	No disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise.

16.3	Professional services by director or officer

Subject to compliance with the provisions of the Business Corporations Act, a director or officer of the Company, or any corporation or firm in which that individual has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such corporation or firm is entitled to remuneration for professional services as if that individual were not a director or officer.

16.4	Remuneration and benefits received from certain entities

A director or officer may be or become a director, officer or employee of, or may otherwise be or become interested in, any corporation, firm or entity in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other corporation, firm or entity.

PART 17 - INDEMNIFICATION

17.1	Indemnification of directors

The directors must cause the Company to indemnify its directors and former directors, and their respective heirs and personal or other legal representatives to the greatest extent permitted by Division 5 of Part 5 of the Business Corporations Act.

17.2	Deemed contract

Each director is deemed to have contracted with the Company on the terms of the indemnity referred to in Article 17.1.

PART 18 - AUDITOR

18.1	Remuneration of an auditor

The directors may set the remuneration of the auditor of the Company.

18.2	Waiver of appointment of an auditor

The Company shall not be required to appoint an auditor if all of the shareholders of the Company, whether or not their shares otherwise carry the right to vote, resolve by a unanimous resolution to waive the appointment of an auditor. Such waiver may be given before, on or after the date on which an auditor is required to be appointed under the Business Corporations Act, and is effective for one financial year only.

PART 19 - DIVIDENDS

19.1	Declaration of dividends

Subject to the rights, if any, of shareholders holding shares with special rights as to dividends, the directors may from time to time declare and authorize payment of any dividends the directors consider appropriate.

19.2	No notice required

The directors need not give notice to any shareholder of any declaration under Article 19.1.

19.3	Directors may determine when dividend payable

Any dividend declared by the directors may be made payable on such date as is fixed by the directors.

19.4	Dividends to be paid in accordance with number of shares

Subject to the rights of shareholders, if any, holding shares with special rights as to dividends, all dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

19.5	Manner of paying dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of paid up shares or fractional shares, bonds, debentures or other debt obligations of the Company, or in any one or more of those ways, and, if any difficulty arises in regard to the distribution, the directors may settle the difficulty as they consider expedient, and, in particular, may set the value for distribution of specific assets.

19.6	Dividend bears no interest

No dividend bears interest against the Company.

19.7	Fractional dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

19.8	Payment of dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed

(a) subject to paragraphs (b) and (c), to the address of the shareholder,
(b) subject to paragraph (c), in the case of joint shareholders, to the address of the joint shareholder whose name stands first on the central securities register in respect of the shares, or
(c) to the person and to the address as the shareholder or joint shareholders may direct in writing.
19.9	Receipt by joint shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

PART 20 - ACCOUNTING RECORDS

20.1	Recording of financial affairs

The board must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the provisions of the Business Corporations Act.

PART 21 - EXECUTION OF INSTRUMENTS

21.1	Who may attest seal

The Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signature or signatures of

(a) any 2 directors,
(b) any officer, together with any director,
(c) if the Company has only one director, that director, or
(d) any one or more directors or officers or persons as may be determined by resolution of the directors.
21.2	Sealing copies

For the purpose of certifying under seal a true copy of any resolution or other document, the seal must be impressed on that copy and, despite Article 21.1, may be attested by the signature of any director or officer.

21.3	Execution of documents not under seal

Any instrument, document or agreement for which the seal need not be affixed may be executed for and on behalf of and in the name of the Company by any one director or officer of the Company, or by any other person appointed by the directors for such purpose.

PART 22 - NOTICES

22.1	Method of giving notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(a)	mail addressed to the person at the applicable address for that person as follows:
	(i)	for a record mailed to a shareholder, the shareholder’s registered address;
(ii)

for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

	(iii)	in any other case, the mailing address of the intended recipient;
(b)	delivery at the applicable address for that person as follows, addressed to the person:
	(i)	for a record delivered to a shareholder, the shareholder’s registered address;

(ii)

for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(iii) in any other case, the delivery address of the intended recipient;
	(c)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;
	(d)	sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;
	(e)	physical delivery to the intended recipient.
22.2	Deemed receipt of mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 22.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

22.3	Certificate of sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 22.1, prepaid and mailed or otherwise sent as permitted by Article 22.1 is conclusive evidence of that fact.

22.4	Notice to joint shareholders

A notice, statement, report or other record may be provided by the Company to the joint registered shareholders of a share by providing the notice to the joint registered shareholder first named in the central securities register in respect of the share.

22.5	Notice to trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)	mailing the record, addressed to them:
	(i)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and
	(ii)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or
(b)

if an address referred to in Article 22.5(a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

PART 23 - SPECIAL RIGHTS AND RESTRICTIONS

23.1	Common shares

Each Common share shall entitle the holder thereof to notice of and to attend and to cast ONE (1) vote for each matter to be decided at a general meeting of the Company.

23.2	Class A Preference shares issuable in series

The Class A Preference shares may include one or more series and, subject to the Business Corporations Act (British Columbia), the directors may, by resolution, if none of the shares of any particular series are issued, alter the Articles of the Company and authorize the alteration of the Notice of Articles of the Company, as the case may be, to do one or more of the following:

determine the maximum number of shares of that series that the Company is authorized to issue, determine that there is no such maximum number, or alter any such determination;

create an identifying name for the shares of that series, or alter any such identifying name; and

attach special rights or restrictions to the shares of that series, or alter any such special rights or restrictions.

23.3	Dissolution or winding up

The holders of Class A Preference shares shall be entitled, on the liquidation or dissolution of the Company, whether voluntary or involuntary, or on any other distribution of its assets among its shareholders for the purpose of winding up its affairs, to receive, before any distribution is made to the holders of Common shares or any other shares of the Company ranking junior to the Class A Preference shares with respect to the repayment of capital on the liquidation or dissolution of the Company, whether voluntary or involuntary, or on any other distribution of its assets among its shareholders for the purpose of winding up its affairs, the amount paid up with respect to each Class A Preference share held by them, together with the fixed premium (if any) thereon, all accrued and unpaid cumulative dividends (if any and if preferential) thereon, which for such purpose shall be calculated as if such dividends were accruing on a day-to-day basis up to the date of such distribution, whether or not earned or declared, and all declared and unpaid non-cumulative dividends (if any and if preferential) thereon. After payment to the holders of the Class A Preference shares of the amounts so payable to them, they shall not, as such, be entitled to share in any further distribution of the property or assets of the Company, except as specifically provided in the special rights and restrictions attached to any particular series.

23.4	Class A Preference shares do not confer right to receive notice of, attend or vote at general meetings

Except for such rights relating to the election of directors on a default in payment of dividends as may be attached to any series of the Class A Preference shares by the directors, holders of Class A Preference shares shall not be entitled, as such, to receive notice of, or to attend or vote at, any general meeting of shareholders of the Company.